OLD MUTUAL ADVISOR FUNDS

Old Mutual Analytic Defensive Equity Fund

Old Mutual Analytic Global Defensive Equity Fund

Old Mutual Clay Finlay China Fund

Old Mutual Clay Finlay Emerging Markets Fund

Old Mutual International Equity Fund

Old Mutual Copper Rock Emerging Growth Fund

Supplement dated October 4, 2006

to the Statement of Additional Information of Old Mutual Analytic Defensive Equity Fund, dated May 26, 2006; the Statement of Additional Information of Old Mutual Analytic Global Defensive Equity Fund, dated May 30, 2006, as supplemented September 11, 2006; the Statement of Additional Information of Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund, dated December 28, 2005, as supplemented April 3, 2006 and September 11, 2006; and the Statement of Additional Information of Old Mutual Copper Rock Emerging Growth Fund, dated August 1, 2005 (as revised December 16, 2005), as supplemented April 3, 2006

This Supplement updates certain information contained in the currently effective Statements of Additional Information (“SAIs”) of the funds named above (the “Funds”). The Funds are series funds of Old Mutual Advisor Funds (the “Trust”). You should retain your SAIs and all current supplements for future reference. You may obtain an additional copy of the SAIs, free of charge, by calling 1-888-744-5050 or via the Internet at www.oldmutualcapital.com.

Exchange Privileges

The section of the SAIs entitled “Purchases, Redemptions, and Pricing of Shares - Exchange Privileges” is amended by adding the following sentence to the end of the section:

The minimum investment requirements, as set forth in the section entitled “Purchases, Redemptions, and Pricing of Shares – Minimum Investment,” also apply to exchanges.

Trustees and Officers

On September 29, 2006, the Board of Trustees of the Trust accepted the resignation of David J. Bullock as a trustee and officer of the Trust, and appointed Julian F. Sluyters as Trustee, President, and Principal Executive Officer of the Trust. All references to Mr. Bullock in the SAIs are hereby removed.

The Interested Trustee and Advisory Trustee table in the “Trustees and Officers of the Trust” section of the SAIs is amended by adding the following information to the table:

Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Old Mutual Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Julian F. Sluyters ** (Age: 46)	Trustee, President, and Principal Executive Officer	Trustee, President, and Principal Executive Officer since 2006	President and Chief Operating Officer, Old Mutual Capital, Inc., since September 2006. President and Chief Executive Officer, Scudder family of funds, 2004 – December 2005. Managing Director, UBS Global Asset Management, and President and Chief Executive Officer, UBS Fund Services, 2001 – 2003.	10	None

*             Trustee of the Trust until such time as his or her successor is duly elected and appointed.

**           Mr. Sluyters is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Advisor.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

D-06-617 10/2006

2